SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

|X| Filed by registrant

|_| Filed by a party other than the registrant

Check the appropriate box:

|_|   Preliminary proxy statement

|_|   Confidential,  For  Use of the  Commission  Only  (as  permitted  by  Rule
      14a-6(e)(2)

|X|   Definitive proxy statement

|_|   Definitive additional materials

|_|   Soliciting material pursuant to Rule 14a-12


                              NET PERCEPTIONS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

            1) Title of each class of securities to which transaction applies:

            ------------------------------------------------------------------

            2) Aggregate number of securities to which transaction applies:

            ------------------------------------------------------------------

            3) Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            ------------------------------------------------------------------

            4) Proposed maximum aggregate value of transaction:

            ------------------------------------------------------------------

            5) Total fee paid:

            ------------------------------------------------------------------

|_|   Fee paid previously with preliminary materials:

            ------------------------------------------------------------------

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            1) Amount previously paid:

            ------------------------------------------------------------------

            2) Form, schedule or registration statement No.:

            ------------------------------------------------------------------

            3) Filing party:

            ------------------------------------------------------------------

            4) Date filed:

            ------------------------------------------------------------------

                              NET PERCEPTIONS, INC.
                               ONE LANDMARK SQUARE
                           STAMFORD, CONNECTICUT 06901

                                                                    May __, 2005

To Our Stockholders:

      On behalf of the Board of Directors of Net Perceptions, Inc., I cordially invite you to attend the Annual Meeting of Stockholders to be held on Tuesday June 21, 2005, at 10:30 a.m., Eastern Daylight Time, at our principal executive offices located at One Landmark Square, 22nd Floor, Stamford, Connecticut 06901. The accompanying Notice of Meeting and Proxy Statement cover the details of the matters to be presented.

      A copy of the 2004 Annual Report is included in this mailing.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING, I URGE YOU TO VOTE BY COMPLETING AND RETURNING YOUR PROXY CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT. RETURNING YOUR PROXY CARD WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE ANNUAL MEETING.

                                    Cordially,

                                    NET PERCEPTIONS, INC.


                                    Warren B. Kanders
                                    Executive Chairman of the Board of Directors

                              NET PERCEPTIONS, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 21, 2005

To Our Stockholders:

      You are cordially invited to attend the Annual Meeting of Stockholders, and any adjournments or postponements thereof, of Net Perceptions, Inc., which will be held on Tuesday June 21, 2005, at 10:30 a.m., Eastern Daylight Time, at our principal executive offices located at One Landmark Square, 22nd Floor, Stamford, Connecticut 06901, for the following purposes:

      1. To elect four members to serve on the Board of Directors until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified (Proposal 1); and

      2. To transact such other business as may properly be brought before the meeting, including proposals to adjourn or postpone the meeting.

      Stockholders of record at the close of business on May 10, 2005 are entitled to notice of and to vote at the meeting.

YOUR VOTE IS IMPORTANT. PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING. RETURNING YOUR PROXY CARD WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE ANNUAL MEETING.

                                             By order of the Board of Directors


                                             Nigel P. Ekern
                                             Secretary

May __, 2005

                              NET PERCEPTIONS, INC.
                               One Landmark Square
                           Stamford, Connecticut 06901

                            ------------------------

                                 PROXY STATEMENT

                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                  TO BE HELD ON

                                  JUNE 21, 2005

                                  INTRODUCTION

PROXY SOLICITATION AND GENERAL INFORMATION

      This Proxy Statement and the enclosed Proxy Card are being furnished to the holders of common stock, par value $.0001 per share, of Net Perceptions, Inc., a Delaware corporation (which is sometimes referred to in this Proxy Statement as "Net Perceptions," the "Company," "we," "our" or "us") in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting of Stockholders to be held on Tuesday, June 21, 2005, at 10:30 a.m., Eastern Daylight Time, at our principal executive offices located at One Landmark Square, 22nd Floor, Stamford, Connecticut 06901, and at any adjournments or postponements thereof. This Proxy Statement and the Proxy Card are first being sent to stockholders on or about May 16, 2005.

      At the meeting, stockholders will be asked:

      1. To elect four members to serve on the Board of Directors until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified (Proposal 1); and

      2. To transact such other business as may properly be brought before the meeting, including proposals to adjourn or postpone the meeting.

      The Board of Directors has fixed the close of business on May 10, 2005 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. Each such stockholder will be entitled to one vote for each share of common stock held on all matters to come before the meeting and may vote in person or by proxy authorized in writing.

      Stockholders are requested to complete, sign, date and promptly return the enclosed Proxy Card in the enclosed envelope. Proxy Cards which are not revoked will be voted at the meeting in accordance with instructions contained therein. If the Proxy Card is signed and returned without instructions, the shares will be voted FOR the election of each nominee for director named in this Proxy Statement (Proposal 1). A stockholder who so desires may revoke his previously submitted Proxy Card at any time before it is voted at the meeting by: (i) delivering written notice to Net Perceptions, Inc., c/o the Secretary at One Landmark Square, 22nd Floor, Stamford, Connecticut 06901; (ii) duly executing and delivering a Proxy Card bearing a later date; or (iii) casting a ballot at the meeting. Attendance at the meeting will not in and of itself constitute a revocation of a proxy.

      The Board of Directors knows of no other matters that are to be brought before the meeting other than as set forth in the Notice of Meeting. If any other matters properly come before the meeting, the persons named in the enclosed Proxy Card or their substitutes will vote in accordance with their best judgment on such matters.

RECORD DATE; SHARES OUTSTANDING AND ENTITLED TO VOTE

      Only stockholders as of the close of business on May 10, 2005 (the "Record Date") are entitled to notice of and to vote at the meeting. As of the date hereof, there were 28,917,745 shares of our common stock outstanding and entitled  to vote,  with  each  share  entitled  to one  vote.  See  "Beneficial
Ownership Of Company Common Stock By Directors, Officers And Principal Shareholders" for information regarding the beneficial ownership of our common stock by our directors, executive officers and stockholders known to us to own or control 5% or more of our common stock. The presence at the meeting, in person or by duly authorized proxy of the holders of a majority of the shares of common stock entitled to vote constitute a quorum for this meeting.

REQUIRED VOTES

      The affirmative vote of a plurality of the votes cast in person or by proxy is necessary for the election of directors (Proposal 1).

      An inspector of elections appointed by us will tabulate votes at the meeting. Since the affirmative vote of a plurality of votes cast is required for the election of directors (Proposal 1), abstentions and "broker non-votes" will have no effect on the outcome of such election.

      Brokers holding shares for beneficial owners must vote those shares according to the specific instructions they receive from beneficial owners. If specific instructions are not received, brokers may be precluded from exercising their discretion, depending on the type of proposal involved. Shares as to which brokers have not exercised discretionary authority or received instructions from beneficial owners are considered "broker non-votes," and will be counted for purposes of determining whether there is a quorum.

PROXY SOLICITATION

      Net Perceptions will bear the costs of the solicitation of proxies for the meeting. Our directors, officers and employees may solicit proxies from stockholders by mail, telephone, telegram, e-mail, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of our common stock held of record by them and such parties will be reimbursed for their reasonable expenses.

IT IS DESIRABLE THAT AS LARGE A PROPORTION AS POSSIBLE OF THE STOCKHOLDERS' INTERESTS BE REPRESENTED AT THE MEETING. THEREFORE, EVEN IF YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD TO ENSURE THAT YOUR STOCK WILL BE REPRESENTED. IF YOU ARE PRESENT AT THE MEETING AND DESIRE TO DO SO, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON BY GIVING WRITTEN NOTICE TO THE SECRETARY OF NET PERCEPTIONS. PLEASE RETURN YOUR EXECUTED PROXY CARD PROMPTLY.

                 BENEFICIAL OWNERSHIP OF COMPANY COMMON STOCK BY
                 DIRECTORS, OFFICERS AND PRINCIPAL SHAREHOLDERS

      The following table sets forth as of the date hereof certain information regarding the beneficial ownership of the common stock outstanding by (i) each person known to us to own or control 5% or more of our common stock, (ii) each of our directors and nominees, (iii) each of our executive officers, and (iv) our executive officers and directors as a group. Unless otherwise indicated, each of the stockholders shown in the table below has sole voting and investment power with respect to the shares beneficially owned. Unless otherwise indicated, the address of each person named in the table below is c/o Net Perceptions, Inc., One Landmark Square, 22nd Floor, Stamford, Connecticut 06901.

                                                                                                    COMMON STOCK       PERCENTAGE OF
                     NAME                                                                        BENEFICIALLY OWNED    COMMON STOCK
                     ----                                                                        ------------------    -------------
                                                                                                                          (1)(2)
Austin W. Marxe and David M. Greenhouse
153 East 53rd St., 51st Floor
New York, NY 10022 ..............................................................................    2,395,957             8.3%

White Rock Capital Management, L.P
3131 Turtle Creek Boulevard, Suite 800
Dallas, Texas 75219..............................................................................    1,829,400(4)          6.3%

Warren B. Kanders ...............................................................................    5,628,300(5)(6)      19.5%

Gianmaria C. Delzanno ...........................................................................           --(7)             *

David A. Jones ..................................................................................           --(8)             *

Nicholas Sokolow ................................................................................      285,772(9)(10)      1.0%

Nigel P. Ekern ..................................................................................      121,513(11)            *

Directors and current executive officers
as a group (5 persons) (12) .....................................................................    6,035,585            20.9%

-------------------

*     Less than one percent.

(1) The applicable percentage of beneficial ownership is based on 28,917,745 shares of common stock outstanding as of the date hereof.

(2) Shares of common stock that may be acquired by exercise of stock options or warrants or upon the vesting of restricted stock awards within 60 days after the date hereof, are deemed outstanding for purposes of computing the common stock beneficially owned and the percentage beneficially owned by the persons holding these options, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person.

(3) Based on a Schedule 13G/A filed by Austin W. Marxe and David M. Greenhouse on February 11, 2005.

(4) Based on a Schedule 13G/A filed by White Rock Capital Management, L.P. on February 14, 2005.

(5) Consists of shares of common stock issuable upon conversion of a 2% Convertible Subordinated Note, due April 21, 2014 (the "Note"). The Note was issued to Olden Acquisition LLC, a Delaware limited liability company, on April 21, 2004. The sole member of Olden is Kanders & Company, Inc., of which Warren B. Kanders is the sole shareholder and the President. Mr. Kanders disclaims beneficial ownership of the Note and the shares of common stock into which it is convertible and the reporting hereof shall not be deemed to be an admission that he is the beneficial owner of the Note or the shares of common stock into which it is convertible for the purposes of Section 16 of the Securities Exchange Act of 1934 or otherwise.

(6)   Based upon a conversion price of $0.45, subject to adjustment.

(7) Includes Mr. Delzanno's options to purchase zero shares of common stock that are presently exercisable or exercisable within the next 60 days. Excludes options to purchase 50,000 shares of common stock that are presently unexercisable and unexercisable within the next 60 days.

(8) Includes Mr. Jones' options to purchase zero shares of common stock that are presently exercisable or exercisable within the next 60 days. Excludes options to purchase 50,000 shares of common stock that are presently unexercisable and unexercisable within the next 60 days.

(9) Includes Mr. Sokolow's options to purchase 24,996 shares of common stock that are presently exercisable or exercisable within the next 60 days. Excludes options to purchase 25,004 shares of common stock that are presently unexercisable and unexercisable within the next 60 days.

(10) Includes 260,776 shares of common stock held by Comadets, LLC of which Mr. Sokolow is the Managing Member. Mr. Sokolow disclaims beneficial ownership of the shares of common stock and the reporting hereof shall not be deemed to be an admission that he is the beneficial owner of the shares of common stock for the purposes of Section 16 of the Securities Exchange Act of 1934 or otherwise.

(11) Includes Mr. Ekern's 121,513 vested shares of restricted common stock. Excludes 309,692 unvested shares of restricted common stock, which have no voting, dividend and other distribution rights.

(12) Includes options to purchase 24,996 shares of common stock that are presently exercisable or exercisable within the next 60 days. Includes 5,628,300 shares of common stock issuable upon conversion of the Note. Includes 121,513 vested shares of restricted common stock. Also excludes options to purchase 125,004 shares of common stock that are presently unexercisable and unexercisable within the next 60 days. Also excludes 309,692 unvested shares of restricted common stock, which have no voting, dividend and other distribution rights.

      We are unaware of any material proceedings to which any of our directors, executive officers or affiliates or any security holder, including any owner of record or beneficially of more than 5% of any class of our voting securities, is a party adverse to us or has a material interest adverse to us.

                               STOCK OPTION PLANS

The following table sets forth certain information regarding our equity plans at April 12, 2005.

                                                 (A)
                                              Number of                 (B)
                                           securities to be          Weighted-                  (C)
                                              issued upon        average exercise      Number of securities remaining
                                              exercise of             price of        available for future issuance under
                                              outstanding            outstanding         equity compensation plans
                                          options, warrants      options, warrants    (excluding securities reflected in)
Plan Category                                 and rights             and rights               column(A))
-------------                                 ----------             ----------               ---------
Equity compensation plans
approved by security holders                   253,564 (1)              $0.63                 2,770,689 (2)

Equity compensation plans not
approved by security holders (3)                43,319                  $4.40                   446,724
                                               -------                  -----                 ---------

Total                                          296,883                  $1.18                 3,217,413
                                               =======                  =====                 =========

(1) Excludes purchase rights accruing under the Employee Stock Purchase Plan which was terminated on October 27, 2003.

(2) Includes 2,524,253 shares of common stock available for future issuance under our 1999 Equity Incentive Plan. In addition to stock options, awards under our 1999 Equity Incentive Plan may take the form of restricted stock, stock appreciation rights and stock units as specified in such plan. If such awards are granted, they will reduce the number of shares of common stock available for issuance pursuant to future stock option awards.

(3) The Company's 2000 Stock Plan was adopted by the Board effective April 20, 2000. The Company has reserved 500,000 shares of common stock for issuance under the 2000 Stock Plan. Nonstatutory options and restricted stock awards may be granted under the 2000 Stock Plan to employees of the Company (or any parent or subsidiary corporation) who are neither officers nor Board members at the time of grant or consultants. All option grants will have an exercise price per share equal to not less than 85% of the fair market value per share of common stock on the grant date. Each option will vest in installments over the optionee's period of service with the Company. The purchase price for newly issued restricted shares awarded under the 2000 Stock Plan may be paid in cash, by promissory note or by the rendering of past or future services. As of December 31, 2004, options covering 43,319 shares of common stock were outstanding under the 2000 Stock Plan, 496,724 shares remained available for future option grants, and options covering 9,957 shares had been exercised. Outstanding options will vest on an accelerated basis in the event the Company is acquired and those options are not assumed or replaced by the acquiring entity. An option or award will become fully exercisable or fully vested if the holder's employment or service is involuntarily terminated within 18 months following the acquisition. The Board may amend or terminate the 2000 Stock Plan at any time. The 2000 Stock Plan will continue in effect indefinitely unless the Board decides to terminate it.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

NUMBER

      Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws (the "Bylaws") provide that the number of directors shall be fixed from time to time by a majority of the Board of Directors. Currently, the number of directors has been fixed at four directors.

      Our directors are elected annually at the Annual Meeting of Stockholders. Their respective terms of office continue until the next Annual Meeting of Stockholders and until their successors have been elected and qualified in accordance with our Bylaws. There are no family relationships among any of our directors or executive officers.

VOTING

      Unless otherwise specified, each Proxy Card received will be voted for the election of the four nominees for director named below to serve until the next Annual Meeting of Stockholders and until their successors shall have been duly elected and qualified. Each of the nominees has consented to be named a nominee in this Proxy Statement and to serve as a director if elected. Should any nominee become unable or unwilling to accept a nomination or election, the persons named in the enclosed Proxy Card will vote for the election of a nominee designated by the Board of Directors or will vote for such lesser number of directors as may be prescribed by the Board of Directors in accordance with our Bylaws.

BIOGRAPHICAL INFORMATION FOR NOMINEES FOR DIRECTOR

      The age and principal occupation for the past five years of each director nominee is set forth below.

      WARREN B. KANDERS, 47, has served as Executive Chairman of our Board of Directors since April 2004. Mr. Kanders has served as the Founder and Chairman of the Board of Armor Holdings, Inc. since January 1996 and as its Chief Executive Officer since April 2003. Mr. Kanders has served as a member of the Board of Directors of Clarus Corporation since June 2002 and as the Executive Chairman of Clarus Corporation's Board of Directors since December 2002 and as the Chairman of the Board of Directors of Langer, Inc. since November 2004. From October 1992 to May 1996, Mr. Kanders served as Founder and Vice Chairman of the Board of Benson Eyecare Corporation. Mr. Kanders also serves as President of Kanders & Company, Inc., a private investment firm owned and controlled by Mr. Kanders that makes investments in and renders consulting services to public and private entities. Mr. Kanders received a B.A. degree in Economics from Brown University in 1979.

      NICHOLAS SOKOLOW, 55, has served as one of our directors since April 2004. Mr. Sokolow has served as a member of the Board of Directors of Armor Holdings, Inc. since January 1996 and as a member of the Board of Directors of Clarus Corporation since June 2002. Mr. Sokolow has been a partner in the law firm of Sokolow, Carreras & Associates since 1994. From June 1973 until October 1994, Mr. Sokolow was an associate and partner in the law firm of Coudert Brothers.

      DAVID A. JONES, 54, has served as one of our directors since June 2004. Mr. Jones has over 30 years experience as a senior executive with expertise in private wealth management and securities trading. Since January 2004, Mr. Jones has been the President of D.A. Jones LLC, where he serves as a professional trustee and independent advisor of high net worth individuals and families. From August 1994 until December 2003, Mr. Jones served as a managing director and the senior client executive at Deutsche Bank Private Wealth Management (formerly Bankers Trust). Since 1982, Mr. Jones served on the board of trustees of The Jewish Home & Hospital Lifecare System in New York and served as its chairman from 1997 until 2001.

      GIANMARIA C. DELZANNO, 48, has served as one of our directors since July 2004. Mr. Delzanno has been the President of Delzanno & Co., Inc., a New York-based advisory firm focused on mergers and acquisitions, private equity investments and private placements, since 1996. From 1984 until 1996, Mr. Delzanno was an investment banker with Schroder Wertheim & Co. Incorporated.

      THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE ABOVE-NAMED DIRECTOR NOMINEES.

                            GOVERNANCE OF THE COMPANY

CORPORATE GOVERNANCE

      Our Board of Directors is committed to sound and effective corporate governance practices. The Company's management and our Board of Directors reviewed our corporate governance practices in light of the Sarbanes-Oxley Act of 2002 and the revised listing requirements of the NASDAQ National Stock Market (the "NASDAQ"). Based on that review, the Board of Directors maintains codes of ethics and conduct, corporate governance guidelines, committee charters, complaint procedures for accounting and auditing matters and an Audit Committee pre-approval policy.

      Although our common stock is no longer listed on the NASDAQ and is now quoted on the OTC Pink Sheets Electronic Quotation Service under the symbol "NETP.PK", we intend to continue to comply with the corporate governance practices mandated by the NASDAQ.

CORPORATE GOVERNANCE GUIDELINES AND DOCUMENTS

      The Code of Ethics for Senior Executive and Financial Officers, the Code of Business Conduct and Ethics for Directors, Complaint Procedures for Accounting and Auditing Matters, the Corporate Governance Guidelines, the Audit Committee Pre-Approval Policy, and the Charters of our Audit, Compensation and Nominating/Corporate Governance Committees were adopted by Net Perceptions for the purpose of promoting honest and ethical conduct, promoting full, fair, accurate, timely and understandable disclosure in periodic reports required to be filed by Net Perceptions, and promoting compliance with all applicable rules and regulations that apply to Net Perceptions and its officers and directors. Our Codes of Ethics and Conduct, the Complaint Procedures for Accounting and Auditing Matters, the Corporate Governance Guidelines, and the Charters of our Audit, Compensation and Nominating/Corporate Governance Committees may be accessed at www.netperceptions.com, our Internet website, at the tab "Corporate Governance". In addition, you may request a copy of any such materials, without charge, by submitting a written request to: Net Perceptions, Inc., c/o the Secretary, One Landmark Square, 22nd Floor, Stamford, Connecticut 06901.

BOARD OF DIRECTORS

      Our Board of Directors is currently comprised of the following four members: Warren B. Kanders, Nicholas Sokolow, David A. Jones, and Gianmaria C. Delzanno. During fiscal 2004, the Board of Directors held fifteen meetings and had standing Audit, Compensation and Nominating/Corporate Governance Committees. During fiscal 2004, all of the directors then in office attended at least 75% of the total number of meetings of the Board of Directors and the Committees of the Board of Directors on which they served. All of the members of our Board of Directors, who was also a director at the time, attended last year's Annual Meeting of Stockholders meeting which was held on June 23, 2004.

DIRECTOR INDEPENDENCE

      In accordance with the listing requirements of the NASDAQ, the Board of Directors has evaluated each of its directors' independence from Net Perceptions based on the definition of "independence" established by the NASDAQ. Based on the Board's review and the NASDAQ definition of "independence", the Board has determined that the Board is currently comprised of a majority of independent directors, consisting of each of the following directors: Messrs. Sokolow, Jones and Delzanno. The Board has also determined that each of the members of our Audit Committee is "independent" for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

STOCKHOLDER COMMUNICATIONS

      Stockholders may send communications to the Board by writing to the Board of Directors or any committee thereof at Net Perceptions, Inc., c/o the Secretary, One Landmark Square, 22nd Floor, Stamford, Connecticut 06901. The
Secretary will distribute all stockholder communications to the intended recipients and/or distribute to the entire Board, as appropriate.

      In addition, stockholders may also contact any non-management director as a group or any individual director by writing to the non-management directors or the individual director, as applicable, at Net Perceptions, Inc., One Landmark Square, 22nd Floor, Stamford, Connecticut 06901.

COMPLAINTS, ACCOUNTING, INTERNAL ACCOUNTING OR AUDITING OR RELATED MATTERS

      Complaints and concerns about accounting, internal accounting controls or auditing or related matters pertaining to the Company may be submitted by writing to the Chairman of the Audit Committee as follows: Net Perceptions, Inc., c/o Chairman of the Audit Committee, One Landmark Square, 22nd Floor, Stamford, Connecticut 06901. Complaints may be submitted on a confidential and anonymous basis by sending them in a sealed envelope marked "Confidential."

AUDIT COMMITTEE

      The functions of the Audit Committee are to recommend to the Board of Directors the appointment of independent auditors and to analyze the reports and recommendations of such auditors. The Audit Committee also monitors the adequacy and effectiveness of our financial controls and reporting procedures and the performance of our internal audit staff and independent auditors. Our Audit Committee is currently comprised of Messrs. Sokolow, Jones and Delzanno, with Mr. Sokolow serving as the Chairman, all of whom were determined by the Board to be independent of Net Perceptions based on the NASDAQ's definition of
"independence". Our Board of Directors currently does not have an audit committee financial expert (as such term is defined under the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder) serving on its Audit Committee. However, the Board of Directors is actively looking for and considering candidates to appoint to the Board of Directors and the Audit Committee who will serve on the Audit Committee as an audit committee financial expert. The Audit Committee met four times during fiscal 2004. The Board of Directors has adopted a written Charter for the Audit Committee, a copy of which was attached to our Proxy Statement for the Annual Meeting of Stockholders held on June 23, 2004 and is available at www.netperceptions.com, our Internet website, at the tab "Corporate Governance".

COMPENSATION COMMITTEE

      The purpose of the Compensation Committee is to recommend to the Board of Directors the compensation and benefits of our executive officers and other key managerial personnel. Our Compensation Committee is currently comprised of Messrs. Sokolow and Jones, both of whom were determined by the Board to be independent of Net Perceptions. The Compensation Committee does not meet on a regular basis, but only as circumstances require. The Compensation Committee met twice during fiscal 2004.

NOMINATING/CORPORATE GOVERNANCE COMMITTEE

      The  purpose  of  the  Nominating/Corporate  Governance  Committee  is  to
identify, evaluate and nominate candidates for election to the Board of Directors as well as review Net Perceptions' corporate governance guidelines and other related documents for compliance with applicable laws and regulations such as the Sarbanes-Oxley Act of 2002 and the NASDAQ's listing requirements. The Nominating/Corporate Governance Committee will consider nominees recommended by stockholders. The names of such nominees should be forwarded to Net Perceptions, Inc., c/o the Secretary at One Landmark Square, 22nd Floor, Stamford, Connecticut 06901, who will submit them to the committee for its consideration. See "Requirements For Submission Of Stockholder Proposals, Nomination Of Directors And Other Business Of Stockholders" for information on certain procedures that a stockholder must follow to nominate persons for election as directors. Our Nominating/Corporate Governance Committee is currently comprised of Messrs. Sokolow and Jones, with Mr. Sokolow serving as the Chairman, each of whom was determined by the Board to be independent from Net Perceptions. A copy of the Nominating/ Corporate Governance Committee's Charter is available at www.netperceptions.com, our Internet website, at the tab "Corporate Governance".

      Candidates for the Board of Directors should possess fundamental qualities of intelligence, honesty, good judgment and high ethics; have no conflict of interest or legal impediment which would interfere with the duty of loyalty owed to Net Perceptions and its stockholders; and have the ability and willingness to spend the time required to function effectively as a director of Net Perceptions. The Nominating/Corporate Governance Committee may engage third-party search firms from time to time to assist it in identifying and evaluating nominees for director. The Nominating/Corporate Governance Committee evaluates nominees recommended by stockholders, by other individuals and by the search firms and reviews biographical information furnished by or about the potential nominees to determine whether they have the experience and qualities discussed above.

COMPENSATION OF DIRECTORS

      We do not provide our directors with cash compensation for their services as members of the Board of Directors, although directors are reimbursed for expenses in connection with attendance at Board and committee meetings. Directors who are also our employees are eligible to participate in our 1999 Equity Incentive Plan. Other than Mr. Kanders, none of the members of our current Board of Directors is currently an employee of the Company. Non-employee directors are eligible to participate in our 1999 Non-Employee Director Option Plan. Pursuant to the terms of the 1999 Non-Employee Director Option Plan, each non-employee director receives an automatic option grant to purchase 50,000 shares of common stock upon his or her initial election or appointment to the Board, and, at each Annual Meeting thereafter, receives an automatic option grant to purchase 15,000 shares of common stock. From time to time, non-employee directors may also receive discretionary option grants under our 1999 Non-Employee Director Option Plan. We did not issue stock options to our directors at our 2004 Annual Meeting of Stockholders.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

      No director, executive officer, or person nominated to become a director or executive officer has, within the last five years: (i) had a bankruptcy petition filed by or against, or a receiver, fiscal agent or similar officer appointed by a court for, any property or any business of such person or entity with respect to which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;
(ii) been convicted in a criminal proceeding or is currently subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (iii) been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities or practice; (iv) been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been subsequently reversed, suspended or vacated.

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

      The Board of Directors has appointed an Audit Committee consisting of three directors. Each of the members of the Audit Committee is independent from Net Perceptions and is financially literate as that qualification is interpreted by the Board of Directors. The Board of Directors has adopted a written charter with respect to the Audit Committee's roles and responsibilities.

      Management is responsible for Net Perceptions' internal controls and the financial reporting process. The external auditor is responsible for performing an independent audit of Net Perceptions' consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

      1. The Audit Committee has reviewed and discussed the audited financial statements with management and with PricewaterhouseCoopers LLP, our independent registered public accounting firm.

      2. The Audit Committee has discussed with PricewaterhouseCoopers LLP the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards).

      3. The Audit Committee has received the written disclosures from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with PricewaterhouseCoopers LLP its independence from Net Perceptions.

      4. Based on the reviews and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2004 for filing with the Securities and Exchange Commission.

            Submitted by the Audit Committee of the Board of Directors:

            Nicholas Sokolow (Chairman)
            David A. Jones
            Gianmaria C. Delzanno

                    PRINCIPAL ACCOUNTANT FEES AND SERVICES

PRINCIPAL ACCOUNTANT FEES AND SERVICES

      Aggregate fees for professional services rendered for Net Perceptions by PricewaterhouseCoopers LLP for the fiscal years ended December 31, 2004 and 2003 were:

                                                       2004               2003
                                                     --------           --------
Audit Fees                                           $ 69,801           $172,000

Audit Related Fees                                     13,000             39,000

Tax Fees                                               34,620             55,000
                                                     --------           --------

Total                                                $117,421           $266,000
                                                     ========           ========

AUDIT FEES

      The  Audit  Fees  for  the  years  ended   December  31,  2004  and  2003,
respectively, were for professional services rendered for the audit of our consolidated financial statements for the fiscal years ended December 31, 2004 and 2003, as applicable and for the review of our consolidated financial statements included in our quarterly reports on Form 10-Q for fiscal 2004 and 2003, as applicable. In addition, the Audit Fees also includes fees for services rendered to us by PricewaterhouseCoopers LLP for statutory and subsidiary audits, consents, income tax provision procedures and assistance with review of documents filed with the Securities and Exchange Commission.

AUDIT RELATED FEES

      The Audit Related Fees as of the fiscal years ended December 31, 2004 and 2003, respectively, were for assurance and related services related to documents filed with the Securities and Exchange Commission, employee benefit plan audits, internal control reviews, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.

TAX FEES

      Tax Fees as of the fiscal years ended December 31, 2004 and 2003, respectively, were for services related to tax compliance, including the preparation of tax returns and claims for refund, tax planning and advice, including assistance with tax services for employee benefit plans, expatriate, net operating loss and sales tax matters and requests for rulings or technical advice from tax authorities.

AUDITOR INDEPENDENCE

      The Audit Committee has considered the non-audit services provided by PricewaterhouseCoopers LLP and determined that the provision of such services had no effect on PricewaterhouseCoopers LLP's independence from Net Perceptions.

AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES

      The Audit Committee must review and pre-approve all audit and non-audit services provided by PricewaterhouseCoopers LLP, our independent registered public accounting firm, and has adopted a Pre-approval Policy. In conducting reviews of audit and non-audit services, the Audit Committee will determine whether the provision of such services would impair the auditor's independence. The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. Any proposed services exceeding pre-approved fee ranges or limits must be specifically pre-approved by the Audit Committee.

      Requests or applications to provide services that require pre-approval by the Audit Committee must be accompanied by a statement of the independent auditors as to whether, in the auditor's view, the request or application is consistent with the Securities and Exchange Commission's rules on auditor independence. Each pre-approval request or application must also be accompanied by detailed documentation regarding the specific services to be provided.

      Since the adoption of the Pre-approval Policy by the Audit Committee in April 2004, the Audit Committee has not waived the pre-approval requirement for any services rendered by PricewaterhouseCoopers LLP to Net Perceptions.

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The firm of PricewaterhouseCoopers LLP, certified public accountants, has been the Company's independent public accountant since fiscal year 1996. Our Board of Directors has not yet selected an independent accountant to audit our financial statements for fiscal year 2005, and intends to delay such selection pending continued efforts by our management to redeploy our assets through an acquisition of, or merger with, an operating business that will serve as a platform company. Notwithstanding these efforts, we cannot give any assurance that we will identify and consummate an appropriate acquisition opportunity in the near term, or at all.

      Accordingly, we are not asking stockholders to ratify the appointment of independent accountant to audit our financial statements for fiscal year 2005. Ratification of the independent accountant is not required by our Amended and Restated Bylaws, our Charter of the Audit Committee or applicable law.

      Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement, if they so desire, and to respond to appropriate questions from stockholders.

                               EXECUTIVE OFFICERS

      The following table sets forth the name, age and position of each of our executive officers as of the date hereof. Our executive officers are appointed by and serve at the discretion of the Board of Directors of Net Perceptions.

NAME                     AGE    POSITION
----                     ---    --------
Warren B. Kanders         47    Executive Chairman of the Board of Directors

Nigel P. Ekern            40    Chief Administrative Officer and Secretary

      See "Biographical Information for Directors" for biographical information with respect to Warren B. Kanders.

      NIGEL P. EKERN has been our Chief Administrative Officer and Secretary since April 2004. Mr. Ekern has been Chief Administrative Officer and Secretary of Clarus Corporation since December 2002. From January 2000 until December 2002, Mr. Ekern served as a Partner at Dubilier & Company, a New York-based private investment firm. From June 1998 until January 2000, Mr. Ekern served as an investment advisor at Caravelle Advisors, an investment management affiliate of CIBC World Markets. From September 1996 until June 1998, Mr. Ekern served as an investment banker at CIBC World Markets. Mr. Ekern graduated with an A.B. from Dartmouth College in 1987 and an M.B.A. and a J.D. from New York University in 1993.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

      The following summary compensation table sets forth information concerning the compensation earned by our two executive officers, our Executive Chairman of the Board of Directors and our Chief Administrative Officer during fiscal 2004, 2003 and 2002 (collectively, the "Named Executive Officers").

                                              ANNUAL COMPENSATION (3)    LONG-TERM COMPENSATION
                                              -----------------------    -----------------------
                                                                         RESTRICTED    SECURITIES       ALL
                                      FISCAL                               STOCK       UNDERLYING      OTHER
NAME AND PRINCIPAL POSITION            YEAR     SALARY ($)  BONUS ($)    AWARD(S)($)   OPTIONS(#)  COMPENSATION($)
------------------------------------------------------------------------------------------------------------------
Warren B. Kanders (1)                  2004           --           --           --           --           --
   Executive Chairman of the           2003           --           --           --           --           --
   Board of Directors                  2002           --           --           --           --           --

Nigel P. Ekern (1)                     2004           --           --      225,000(4)        --           --
   Chief Administrative Officer        2003           --           --           --           --           --
                                       2002           --           --           --           --           --

Thomas M. Donnelly (2)                 2004           --           --           --
   Chief Executive Officer             2003      225,000      210,000           --           --       80,000(5)
                                       2002      177,507      210,000           --           --       80,000(5)

(1)   Served in such position since April 21, 2004.

(2) Mr. Donnelly served as our President since August 2003 until he resigned from such position on April 21, 2004. Mr. Donnelly continued to serve as our Chief Financial Officer and Treasurer through the filing of our first quarter Form 10-Q on May 11, 2004, after which he agreed to serve as a part-time consultant to the Company until December 31, 2004.

(3) In accordance with the rules of the Securities and Exchange Commission, the compensation set forth in the table does not include medical insurance, group life insurance or other benefits, securities or property that do not exceed the lesser of $50,000 or 10% of the person's salary and bonus shown in the table.

(4) Represents the value of 364,583 shares of restricted common stock granted on April 21, 2004 and 66,667 shares of restricted common stock granted on March 31, 2005 (2005 compensation which has been included as compensation in fiscal 2004).

(5) Represents forgiveness of principal on a loan with the Company. See "Certain Relationships and Related Transactions".

OPTION GRANTS IN LAST YEAR

      We did not make any grants of stock options or stock appreciation rights to the Named Executive Officers during 2004.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND OPTION VALUES AT DECEMBER 31, 2004

      There were no unexercised options held by our Named Executive Officers as of December 31, 2004. Also, there were no options exercised by our Named Executive Officers during the year ended December 31, 2004.

CHANGE IN CONTROL ARRANGEMENTS/EMPLOYMENT AGREEMENTS

      Our 1999 Equity Incentive Plan, in which our Named Executive Officers may participate, provides for accelerated vesting of options to purchase shares of common stock granted under the plan in connection with certain changes in control of the Company. In addition, in the event that options granted under the plan are assumed by the acquiror in a change in control, the options may accelerate if the optionee's employment is involuntarily terminated within 18 months following the change in control event or, subject to the limitations set forth in the plan, the optionee resigns from a position with the acquiror.

                       REPORT ON EXECUTIVE COMPENSATION BY
                           THE COMPENSATION COMMITTEE

OVERVIEW

      The Compensation Committee of the Board of Directors assists the Board in establishing compensation packages for Net Perceptions' executive officers and non-employee directors and administering Net Perceptions' incentive plans. The Compensation Committee has the authority to retain and terminate any independent compensation consultant and to obtain independent advice and assistance from internal and external legal, accounting and other advisors. From time to time, the Compensation Committee reviews our compensation packages to ensure that they remain competitive with the compensation packages offered by similarly-situated companies and continue to incentivize management and align management's interests with those of our stockholders. The Compensation Committee is comprised of two independent directors. Each member of the Compensation Committee meets the independence requirements specified by the NASDAQ and by
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "IRC").

COMPENSATION POLICIES

      The Compensation Committee is responsible for setting and administering the policies which govern annual executive salaries, raises and bonuses and certain awards of stock options and common stock, and such responsibility is generally limited to the actions taken by the Compensation Committee, although the full Board may determine annual executive salaries, raises and bonuses as well as grants of stock options and common stock without having first received recommendations from the Compensation Committee. The general philosophy of our executive compensation program is to attract and retain talented management while ensuring that our executive officers are compensated in a way that advances the interests of our stockholders. In pursuing these objectives, the Compensation Committee believes that it is critical that a substantial portion of each executive officer's compensation be contingent upon our overall performance. The Compensation Committee is also guided by the principle that our compensation packages must be competitive, must support our overall strategy and objectives, and must provide significant rewards for outstanding financial performance while establishing clear consequences for underperformance. Long-term awards for our executive officers should take into account not only objective financial goals, but also individual performance goals that reinforce our core values, which include leadership, accountability, ethics and corporate governance. It is the Compensation Committee's responsibility to make recommendations to the Board with respect to non-Executive Chairman and non-Chief Administrative Officer compensation and, either alone or with the other independent members of our Board, to determine and approve our Executive Chairman's and Chief Administrative Officer's compensation. In addition, the Compensation Committee periodically reviews our incentive compensation and other stock-based compensation programs and recommends changes in such plans to the Board as needed.

      In determining the compensation packages for our executive officers, and non-employee directors, the Compensation Committee and the Board of Directors have evaluated the history and performance of Net Perceptions, previous compensation practices and packages awarded to Net Perceptions' executive officers and non-employee directors, and what other companies might pay the executive officers and non-employee directors for his or her services

COMPENSATION PROGRAM COMPONENTS

      Our executive compensation program emphasizes company performance, individual performance and an increase in stockholder value over time in determining executive pay levels. Because we are attempting to limit our cash expenditure rate, our executive compensation program currently consists of only non-cash deferred equity compensation such as periodic grants of stock options and restricted stock. In connection with the consummation of an asset redeployment transaction, it is expected that management will be awarded cash and/or equity compensation based upon the completion of the redeployment transaction. The Compensation Committee believes that this approach best serves our and our stockholders' interests by motivating executive officers to improve our financial position and implement our asset redeployment strategy, and holding executives accountable for the performance of the organizations for which they are responsible. The Compensation Committee believes that these "at risk" awards align the interests of our executive officers with the interests of our stockholders since the grant of these awards relate directly to stock price appreciation realized by all our stockholders.

      Stock Options and Restricted Stock. Executive officers of Net Perceptions and other key employees who contribute to the growth, development and financial success of Net Perceptions are eligible to be awarded stock options to purchase our common stock, shares of restricted common stock, and bonuses of shares of common stock under our 1999 Equity Incentive Plan. Awards under our 1999 Equity Incentive Plan help relate a significant portion of an employee's long-term remuneration directly to stock price appreciation realized by all our stockholders and aligns an employee's interests with that of our stockholders. The Compensation Committee believes equity-based incentive compensation aligns executive and stockholder interests because (i) the use of a multi-year vesting schedule for equity awards encourages executive retention and emphasizes long-term growth, and (ii) paying a significant portion of management's compensation in our equity provides management with a powerful incentive to increase stockholder value over the long term. The Compensation Committee determines appropriate individual long-term incentive awards in the exercise of its discretion in view of the above criteria and applicable policies.

COMPENSATION OF EXECUTIVE CHAIRMAN OF THE BOARD OF DIRECTORS

      The Compensation Committee, either alone or with the other independent members of our Board, has the authority to determine and approve Mr. Kanders' compensation. In 2004, Mr. Kanders did not receive a salary and was not awarded a cash bonus, stock options to purchase our common stock, shares of restricted common stock, or shares of common stock.

      In connection with the consummation of an asset redeployment transaction, it is expected that Mr. Kanders will be awarded cash and/or equity compensation based upon the completion of the redeployment transaction.

COMPENSATION OF CHIEF ADMINISTRATIVE OFFICER

      The Compensation Committee, either alone or with the other independent members of our Board, has the authority to determine and approve Mr. Ekern's compensation. The Compensation Committee followed the same philosophy and guidance principles described above in determining the compensation package for Mr. Ekern, our Chief Administrative Officer.

      Mr. Ekern did not receive a base salary or cash bonus in 2004. However, during 2004 the Company's Compensation Committee recommended that the Board award Mr. Ekern, 364,583 restricted shares of common stock valued at $0.48 per share and 66,667 restricted shares of common stock valued at $0.75 per share, each vesting on the second anniversary of their respective grant dates. The Compensation Committee believes that the grant of restricted shares to Mr. Ekern aligns his interests with the interests of our stockholders since the full benefit of the awards cannot be realized by Mr. Ekern unless stock price appreciation occurs. In connection with the consummation of an asset redeployment transaction, it is expected that Mr. Ekern will be awarded cash and/or equity compensation based upon the completion of the redeployment transaction.

      In determining the compensation of our Chief Administrative Officer, the Board of Directors has applied our compensation policies set forth above. The criteria the Compensation Committee considered in determining Mr. Ekern compensation included the annual financial performance of the Company, Mr. Ekern's performance of his duties and responsibilities, his efforts in identifying suitable merger partners and acquisition candidates in connection with our asset redeployment strategy, and Net Perceptions' reduction of its cash expenditure rate, as well as the performance of our stock price since Mr. Ekern became our Chief Administrative Officer. The Compensation Committee also considered other individual considerations such as leadership, ethics and corporate governance, and compensation awarded to executive officers at similarly-situated companies.

      The Compensation Committee considers Mr. Ekern's level of compensation appropriate in light of his efforts on behalf of the Company during fiscal 2004.

SECTION 162(M) OF THE INTERNAL REVENUE CODE

      Section 162(m) of the IRC generally disallows a tax deduction to public corporations for compensation other than performance-based compensation over $1,000,000 paid for any fiscal year to an individual who, on the last day of the taxable year, was (i) the chief executive officer or (ii) among the four other highest compensated executive officers whose compensation is required to be reported in the Summary Compensation Table contained herein. Compensation programs generally will qualify as performance-based if (1) compensation is based on pre-established objective performance targets, (2) the programs' material features have been approved by stockholders, and (3) there is no discretion to increase payments after the performance targets have been established for the performance period. The Compensation Committee desires to maximize deductibility of compensation under Section 162(m) of the IRC to the extent practicable while maintaining a competitive, performance-based compensation program. However, the Compensation Committee also believes that it must reserve the right to award compensation which it deems to be in our best interest and our stockholders but which may not be tax deductible under Section 162(m) of the IRC.

Submitted by the Compensation Committee of the Board of Directors:

            Nicholas Sokolow (Chairman)
            David A. Jones

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      During fiscal 2004, none of the members of our Compensation Committee, (i) served as an officer or employee of Net Perceptions or its subsidiaries, (ii) was formerly an officer of Net Perceptions or its subsidiaries or (iii) entered into any transactions with Net Perceptions or its subsidiaries. During fiscal 2003, none of our executive officers (i) served as a member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the board of directors) of another entity, one of whose executive officers served on our Compensation Committee, (ii) served as director of another entity, one of whose executive officers served on our Compensation Committee, or (iii) served as member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the board of directors) of another entity, one of whose executive officers served as a director of Net Perceptions.

                                PERFORMANCE GRAPH

      Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on our common stock to the cumulative total return of the NASDAQ National Market Composite and the Russell 2000 Index for the period commencing on December 31, 2000 and ending December 31, 2004 (the "Measuring Period"). The graph assumes that the value of the investment in our common stock and each index was $100 on December 31, 2000. The yearly change in cumulative total return is measured by dividing (1) the sum of (i) the cumulative amount of dividends for the Measuring Period, assuming dividend reinvestment, and (ii) the change in share price between the beginning and end of the Measuring Period, by (2) the share price at the beginning of the Measuring Period.

      The Company considered providing a comparison consisting of a group of peer companies in an industry or line-of-business similar to us, but could not reasonably identify a group of comparable peer companies that the Company believed would provide our stockholders with a meaningful comparison. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

                     COMPARISON OF CUMULATIVE TOTAL RETURN*
         AMONG NET PERCEPTIONS, THE NASDAQ NATIONAL MARKET COMPOSITE AND
                             THE RUSSELL 2000 INDEX

                  12/31/00     12/31/01    12/31/02     12/31/03     12/31/04
                  --------     --------    --------     --------     --------

NET
PERCEPTIONS      $   100.00   $    81.34   $   66.03   $    19.14   $    35.41

NASDAQ
NATIONAL
MARKET
COMPOSITE        $   100.00   $    78.95   $   54.06   $    81.09   $    88.06

THE RUSSELL
2000 INDEX       $   100.00   $   101.03   $   79.23   $   115.18   $   134.75


                 * $100 INVESTED ON 12/31/00 IN STOCK OR INDEX -
                      INCLUDING REINVESTMENT OF DIVIDENDS.

                     COMPARISON OF CUMULATIVE TOTAL RETURN*
         AMONG NET PERCEPTIONS, THE NASDAQ NATIONAL MARKET COMPOSITE AND
                             THE RUSSELL 2000 INDEX


                             [GRAPHIC CHART OMITTED]


                 * $100 INVESTED ON 12/31/00 IN STOCK OR INDEX -
                      INCLUDING REINVESTMENT OF DIVIDENDS.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires our directors and executive officers and any persons who own more than 10% of our capital stock to file with the Securities and Exchange Commission (and, if such security is listed on a national securities exchange, with such exchange), various reports as to ownership of such capital stock. Such persons are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file.

      Based solely upon reports and representations submitted by the directors, executive officers and holders of more than 10% of our capital stock, all Forms 3, 4 and 5 showing ownership of and changes of ownership in our capital stock during the 2003 fiscal year were timely filed with the Securities and Exchange Commission.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      We occupy space made available to us by Kanders & Company, Inc., an entity owned and controlled by the Company's Executive Chairman, Warren B. Kanders. This arrangement can be terminated at any time.

      In December 2000, Thomas M. Donnelly, our President and Chief Financial Officer until he resigned from such positions on April 21, 2004 and May 11, 2004 respectively, entered into a full recourse secured promissory note and security agreement in favor of the Company in connection with a loan from the Company to Mr. Donnelly of up to $300,000 to be made to Mr. Donnelly solely to pay federal income tax owed by Mr. Donnelly as a result of his exercise in March 2000 of an option to purchase shares of common stock. In April 2001, $258,000 was loaned to Mr. Donnelly pursuant to the promissory note. The note accrued interest at 8% and was due and payable in 2004. On April 1st of each year, commencing in 2002, that Mr. Donnelly remained continuously employed by the Company, one-third of the original principal and accrued interest was forgiven. The largest amount of indebtedness outstanding under the note during 2003 was $107,500. As of April 1, 2004, the note was completely forgiven.

                                  OTHER MATTERS

      As of the date of this Proxy Statement, the Board of Directors does not intend to present any other matter for action at the meeting other than as set forth in the Notice of Annual Meeting and this Proxy Statement. If any other matters properly come before the meeting, it is intended that the shares represented by the proxies will be voted, in the absence of contrary instructions, in the discretion of the persons named in the proxy.

                                    FORM 10-K

      WE WILL PROVIDE, WITHOUT CHARGE, TO EACH STOCKHOLDER AS OF THE RECORD DATE, UPON OUR RECEIPT OF A WRITTEN REQUEST OF THE STOCKHOLDER, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2004, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. STOCKHOLDERS SHOULD DIRECT THE WRITTEN REQUEST TO NET PERCEPTIONS, INC. C/O THE SECRETARY AT ONE LANDMARK SQUARE, 22ND FLOOR, STAMFORD, CONNECTICUT 06901.

  REQUIREMENTS FOR SUBMISSION OF STOCKHOLDER PROPOSALS, NOMINATION OF DIRECTORS
                       AND OTHER BUSINESS OF STOCKHOLDERS

      Under the rules of the Securities and Exchange Commission, if a stockholder wants us to include a proposal in our Proxy Statement and Proxy Card for presentation at our 2006 Annual Meeting, the proposal must be received by us at our principal executive offices at One Landmark Square, 22nd Floor, Stamford, Connecticut 06901 by January 13, 2006 (or, if the 2006 Annual Meeting is called for a date not within 30 calendar days before or after June 21, 2006, within a reasonable time before we begin to print and mail our proxy materials for the meeting). The proposal should be sent to the attention of the Secretary of Net Perceptions, and must include the information and representations that are set out in Exchange Act Rule 14a-8.

      Under our Bylaws, and as permitted by the rules of the Securities and Exchange Commission, certain procedures are provided that a stockholder must follow to nominate persons for election as directors or to introduce an item of business at a meeting of our stockholders. These procedures provide that nominations for director nominees and/or an item of business to be introduced at a meeting of our stockholders must be submitted in writing to the Secretary of the Company at our principal executive offices. Any written submission by a stockholder including a director nomination and/or item of business to be presented at a meeting of our stockholders must comply with the procedures and such other requirements as may be imposed by our Bylaws, Delaware law, the NASDAQ, the rules and regulations of the Securities and Exchange Commission and must include the information necessary for the Board to determine whether the candidate qualifies as independent under the NASDAQ's rules.

      We must receive notice of the intention to introduce a director nomination or to present an item of business at our 2006 Annual Meeting (a) not less than ninety (90) days nor more than one hundred twenty (120) days prior to June 21, 2006 if our 2006 Annual Meeting is held within thirty (30) days before or after June 21, 2006; or (b) not later than the close of business on the later of (x) ninety (90) days prior to June 21, 2006, or (y) the tenth (10th) day following the day on which the notice of meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first, in the event our 2006 Annual Meeting is not held within thirty (30) days before or after June 21, 2006.

      Assuming that our 2006 Annual Meeting is held on schedule, we must receive notice of your intention to introduce a director nomination or other item of business at that meeting not less than ninety (90) days nor more than one hundred twenty (120) days prior to June 21, 2006. If we do not receive notice within the prescribed dates, or if we meet other requirements of the Securities and Exchange Commission rules, the persons named as proxies in the proxy materials relating to that meeting will use their discretion in voting the proxies when these matters are raised at the meeting.

      In addition, nominations or proposals not made in accordance herewith may be declared by the Executive Chairman to have not been properly brought before the Annual Meeting and such nominations or proposals may be disregarded.

                                                     FOR THE BOARD OF DIRECTORS


                                                     NIGEL P. EKERN
                                                     SECRETARY

                              NET PERCEPTIONS, INC.
                  ANNUAL MEETING OF STOCKHOLDERS, JUNE 21, 2005
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Warren B. Kanders and Nigel P. Ekern, as proxies each with full power of substitution, and hereby authorizes them to appear and vote as designated below, all shares of Common Stock of Net Perceptions, Inc. held on record by the undersigned on May 10, 2005, at the Annual Meeting of Stockholders to be held on June 21, 2005, at 10:30 a.m. Eastern Daylight Time, at One Landmark Square, 22nd Floor, Stamford, Connecticut 06901 and any adjournments or postponements thereof and upon any and all matters which may properly be brought before the meeting or any adjournments or postponements thereof, thereby revoking all former proxies.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS.

      The undersigned hereby directs this Proxy to be voted:

1.    Election of Directors

      Gianmaria C. Delzanno
      David A. Jones
      Warren B. Kanders
      Nicholas Sokolow

        FOR                                WITHHOLD AUTHORITY
        the election as directors of all   to vote for all nominees listed above
        nominees listed above



WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE. WRITE THE NAME OF THE NOMINEE FOR WHICH AUTHORITY TO VOTE IS BEING WITHHELD ON THE LINE BELOW.

--------------------------------------------------------------------------------



      IMPORTANT: PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE.

                         (Continued from the other side)

Shares represented by this Proxy will be voted at the meeting in accordance with the stockholder's specifications above. Unless otherwise specified, the shares will be voted "for" the proposal. The Proxy confers discretionary authority in respect to matters not known or determined at the time of the mailing of the notice of the Annual Meeting of Stockholders to the undersigned.


                        Date:______________________________, 2005


                        ---------------------------------------
                        Signature of Stockholder


                        ---------------------------------------
                        (Signature if held jointly)

                        Note: Please mark, sign, date and return this Proxy promptly using the enclosed envelope. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or partnership, please sign in corporate or partnership name by an authorized person.